UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         August 25, 2004
                                                 -------------------------------


                                   POINT.360
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-21917                                  95-4272619
-------------------------------   ----------------------------------------------
   (Commission File Number)           (IRS Employer Identification No.)


  7083 Hollywood Boulevard, Suite 200, Hollywood, CA       90028
--------------------------------------------------------------------------------
   (Address of principal executive offices)              (Zip Code)


                                 (323) 957-7990
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


          ----------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

        On August 25, 2004, Point.360 (the "Company") closed escrow for the purchase of land and a building from General Electric Capital Business Asset Funding Corporation, an unaffiliated entity, pursuant to an option and price contained in a lease agreement dated November 26, 2003. The 65,000 squared foot building, located in Los Angeles, California, will be used to consolidate four existing vault facilities which store customers' media assets.

        The Company paid approximately $8.6 million for the real property, $2.2 million in cash and $6.4 million of mortgage debt. See Item 2.03 below for a description of the mortgage debt.


Item 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

        On August 18, 2004, the Company entered into a Standing Loan Agreement and Swap Commitment with Bank of America, N.A. (the "Agreement"). Pursuant to the Agreement, the Company borrowed on August 25, 2004 $6,435,000 payable in monthly installments of principal and interest on a fully amortized basis over 15 years. The mortgage debt is secured by real property described in Item 2.01 above.

        In connection with the Agreement, the Company entered into a one-year interest rate swap contract to economically hedge the mortgage debt. Under the terms of the swap agreement, the amount hedged was $6,435,000 at a fixed 4.35% interest rate for the first year. Prior to the end of the first year, in August 2005, the Company is obligated to "fix" the interest rate with respect to the remaining 14 years of the mortgage debt term based on a fixed rate quoted by the banks or LIBOR plus 1.85% for that period.

        The maximum undiscounted potential amount of future mortgage principal and interest payments, assuming a one-year forward "all-in" interest rate of 7.58%, is $10,608,000.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  10.1 Standing Loan Agreement dated August 18, 2004 between the Company and Bank of America, N.A.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           Point.360
                                              ----------------------------------
                                                         (Registrant)



        Date: August 26, 2004                 By: /s/ Alan R. Steel
                                              ----------------------------------
                                                  Alan R. Steel
                                                  Executive Vice President,
                                                  Finance and Administration,
                                                  Chief Financial Officer







                                       2